Exhibit 99.1

NEWS RELEASE

NOVAGOLD’s 2025 DONLIN GOLD DRILL PROGRAM RETURNS

HIGH-GRADE GOLD INTERCEPTS,

STRENGTHENS RESOURCE CONVERSION, AND SUPPORTS

BANKABLE FEASIBILITY STUDY PROGRESSION

Exceptional Drill Results: Drill results confirm consistent mineralization across multiple zones, including standout intervals up to 23.49 g/t gold, reinforcing Donlin Gold’s position as one of the most significant gold development projects globally.

Strategic Resource Conversion: Following the landmark $1 billion transaction with Paulson Advisers LLC (“Paulson”), the 2025 drill program pivoted to focus on conversion of resources and geotechnical work to support the Bankable Feasibility Study (BFS) — bringing new scale and momentum to the project.

Donlin Gold BFS Bids: The Request for Proposal (RFP) for the BFS was issued to top-tier qualified engineering firms, with selection expected in the fourth quarter of 2025.

September 8, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to report that with a focus on resource conversion as well as growth, the 2025 Donlin Gold drill program has returned multiple high-grade gold intercepts that achieve both objectives. The program supports the next phase of technical work, reinforcing the renewal of momentum toward a BFS of what would be, at present estimates of scale and grade, one of America’s largest gold mines — offering shareholders exposure to an outstanding gold asset in one of the world’s most stable and mining-friendly jurisdictions.

With a dedicated team of up to 80 locally hired personnel and contractors operating on-site, the 2025 drill program has successfully intersected high-grade gold mineralization across multiple zones. These results provide critical data for engineering, mine planning, and resource modelling, marking a pivotal milestone in the Company’s path toward delivering a BFS.

The top five intervals from the in-pit exploration drilling include:

DC25-2252 intersected 51.90 m grading 3.77 g/t gold starting at 305.60 m drilled depth. The true width of mineralization across this interval is estimated to be 47 m.

DC25-2258 intersected 7.35 m grading 23.49 g/t gold starting at 525.34 m drilled depth. The true width of mineralization across this interval is estimated to be 45 m.

DC25-2253 intersected 16.33 m grading 6.57 g/t gold starting at 330.91 m drilled depth, including a sub-interval of 4.52 m grading 14.02 g/t starting at 340.19 m drilled depth. The true widths of mineralization across this interval and sub-interval are estimated to be 14 m and 4 m, respectively.

DC25-2257 intersected 9.12 m grading 8.32 g/t gold starting at 393.34 m drilled depth. The true width of mineralization across this interval is estimated to be 7 m.

DC25-2253 intersected 6.37 m grading 10.29 g/t gold starting at 315.01 m drilled depth. The true width of mineralization across this interval is estimated to be 6 m.

“It is most rewarding to see what we believe are such great returns on our investment to date in the 2025 Donlin Gold drill program”, said Greg Lang, NOVAGOLD’s President and CEO. “The consistency and strength of the high-grade gold intercepts continue to validate the exceptional quality of this asset. These results not only reinforce Donlin Gold’s standing as one of the most responsible and significant development-stage gold projects in the world, but also provide critical data needed to advance our geological modelling and engineering work. We look forward to receiving the BFS bids from top engineering firms and announcing the selected lead for the BFS work in the coming months — an essential milestone in unlocking the full value of the project for our shareholders and the communities in which we serve.”

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Figure 1 Donlin Gold Drill Hole Collar Locations

The figure shows the 2025 program grid and in-pit exploration drilling, highlighting those for which assays are reported per the tables in the Appendix, and the assays that remain pending. Additionally, the planned drill holes highlighted in orange represent the in-pit geotechnical drilling that will be completed in the coming weeks. The completed drill holes, drill hole orientations, depths and significant intervals are shown at the end of this release in Tables 1 and 2 of the Appendix.

Following the transformative $1 billion transaction with Paulson to acquire 50% of the Donlin Gold Project which closed on June 3 (see the news release titled, “NOVAGOLD and Paulson Advisers Complete $1 Billion Acquisition of Barrick Mining's 50% Interest in Donlin Gold - NOVAGOLD RESOURCES INC.”), NOVAGOLD and Paulson (the “Owners”) pivoted and expanded the drill program to focus on resource conversion and growth, in-pit geotechnical drilling to improve modelling for long-term stability and mine design, and material sites for construction of the access road from the upriver port to Donlin Gold.

Drill Program Contributes to Advancing the Donlin Gold Project

The 2025 Donlin Gold drill program was expanded to support a new resource model and the advancement of the BFS, reinforcing the project’s long-term development strategy. This year’s program primarily focused on three activities: 1. grid drilling to further develop the modifying factors and input parameters and assumptions for future mine planning; 2. in-pit exploration drilling focused on enhancing geological modelling and supporting resource conversion; and 3. in-pit geotechnical drilling to improve modelling for long-term stability and mine design, and material sites for construction of the access road from the upriver port to Donlin Gold — workstreams required for the BFS.

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To date, the program has included the completion of 19 grid infill holes in the East American Creek Magnetic Anomaly (ACMA) grid deposit totaling 5,079 meters, aimed at verifying short scale continuity of mineralization and improving resource confidence and key inputs for mine planning.

In-pit exploration drilling comprised 24 holes totaling 10,370 meters, targeting areas of the pit containing Inferred Resources with the potential to be converted to Indicated Resources.

An additional 30 holes totaling 3,000 meters of geotechnical drilling was added to the program this year contributing to pit wall stability analysis and mine design, including drilling on the material sites for construction of the access road from the Jungjuk port on the Kuskokwim River to Donlin Gold. All drilling was conducted using core methods to ensure precision and high-quality geological data. This expansion occurred to enhance geotechnical modelling and infrastructure planning, further strengthening the project’s foundation.

NOVAGOLD anticipates releasing additional drill results in the coming months, which will provide further insight into the deposit’s potential and further support the development of Donlin Gold as a premier gold asset in Alaska. Select activities originally scheduled for 2025 were redirected to support the BFS, with no material impact anticipated on Donlin Gold’s budgeted expenditures.

Community Engagement

The 2025 drill program at Donlin Gold and other ongoing project activities continue to reflect NOVAGOLD’s deep commitment to responsible development and meaningful collaboration with Alaska Native communities. As part of this year’s expanded operations, locals from 19 Yukon-Kuskokwim (Y-K) villages were hired to support drilling activities, logistics, and environmental monitoring — underscoring the project’s role as a central economic driver. Engagement efforts extended across the Y-K region, with Donlin Gold maintaining active engagement with village corporations, tribal councils, and regional organizations to ensure transparent communication and shared benefits. These initiatives align with NOVAGOLD’s broader sustainability goals, which prioritize environmental responsibility and the preservation of traditional ways of life.

Donlin Gold’s engagement efforts span over 60 communities in the Y-K region, with outreach in collaboration with Calista Corporation and The Kuskokwim Corporation. Activities and interactions include direct engagements with stakeholders, supporting and participating in cultural events, forming partnerships and creating regional programs in the key focus areas of health and safety, environment, education, and cultural preservation. Guided by transparency, respect, and long-term partnership, the Company is committed to advancing responsible development that creates long-lasting value for all stakeholders.

By integrating traditional knowledge, respecting subsistence practices, and maintaining open lines of communication, Donlin Gold is setting a benchmark for responsible resource development in Alaska. These efforts strengthen trust while sharing the project’s benefits broadly.

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QA/QC Procedures

The QA/QC procedures for the 2025 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 97% core recovery has been achieved during the 2025 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed and pulverized in Bureau Veritas’ sample preparation facilities in Fairbanks, Alaska. Pulps were sent to Bureau Veritas’ lab in Vancouver, British Columbia for gold assays and multi-element analysis. The pulps were then sent to an ALS Limited lab in Vancouver, British Columbia for CNL/LECO analysis. Quality control samples were inserted (standards at 5% of primary samples, blanks at 5% of primary samples and duplicates at 2.5% of primary samples) into each batch of samples. The review of the quality control samples did not indicate any bias or error. Out of bounds quality control samples were handled with appropriate reruns and investigations. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed by Donlin Gold staff under the supervision of Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold and NOVAGOLD.

Scientific and Technical Information

NOVAGOLD is a registrant with the SEC and is reporting its Mineral Resources and Mineral Reserves in accordance with Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”) as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project.

In 2020, NOVAGOLD engaged Wood Canada Limited (“Wood”) to update the Second Updated Feasibility Study on Donlin Gold completed in 2011 (the “2011 Technical Report”). This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”). In 2021, NOVAGOLD also engaged Wood to prepare a Donlin Gold technical report summary in accordance with S-K 1300. The resulting report is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Technical Report Summary”), dated November 30, 2021. Wood incorporated 2020 costs and gold price guidance to meet NOVAGOLD’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Technical Report Summary showed no material change to the previously reported mineral resources or mineral reserves.

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Technical Report Summary. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by NI 43-101 and S-K 1300.

Paul Chilson, P.E., Manager of Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101 and S-K 1300, has approved and verified the scientific and technical information related to the 2025 Donlin Gold project drill programs, the 2021 Technical Report and the S-K 1300 Technical Report Summary contained in this media release. To verify the information related to the drilling programs, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

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About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)1, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Technical Report Summary, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2021 Technical Report and the S-K 1300 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding plans for and the estimated timing of the Donlin Gold BFS; our goals and planned activities for 2025; ongoing support provided to key stakeholders including Native Corporation landowners; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; the ability for the Donlin

1 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska, USA” (the “S-K 1300 Technical Report Summary”), dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 5 Mt of Measured Resources and approximately 320 Mt of Indicated Resources inclus ive of Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 0.9 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 5 Mt of Proven Reserves and approximately 298 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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Gold development project to hit the anticipated projections; perceived merit of properties; mineral reserve and mineral resource estimates; plans to continue to advance the Donlin Gold project safely, responsibly and to sustainably generate value for our stakeholders; continued cooperation between the Owners of Donlin Gold LLC to advance the project; the Company’s ability to deliver on its strategy with the Donlin Gold project, increasing the value of the project; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; and the completion of test work and modeling and the timing thereof, including expected production and mine life. In addition, any statement that refers to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC25-2231	333	62	252.14
DC25-2232	335	60	263.22
DC25-2234	332	62	247.16
DC25-2235	333	62	248.68
DC25-2236	332	61	239.32
DC25-2237	332	61	250.40
DC25-2238	332	59	230.05
DC25-2239	334	56	239.09
DC25-2241	333	59	88.25
DC25-2242	332	61	246.88
DC25-2243	333	60	254.57
DC25-2244	334	60	260.13
DC25-2245	333	61	248.30
DC25-2246	333	62	251.14
DC25-2247	334	59	236.65
DC25-2248	332	61	239.13
DC25-2249	333	61	236.88
DC25-2250	335	56	550.39
DC25-2251	330	62	244.48
DC25-2252	318	62	427.32
DC25-2253	333	71	521.51
DC25-2254	312	60	424.80
DC25-2255	313	70	423.98

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Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC25-2256	332	76	548.84
DC25-2257	315	75	437.13
DC25-2258	308	60	538.04
DC25-2259	318	74	462.47
DC25-2260	313	71	427.84
DC25-2261	307	61	594.56
DC25-2262	316	69	440.75
DC25-2263	304	71	416.34
DC25-2264	317	73	457.77
DC25-2265	310	65	548.35
DC25-2266	314	68	496.09
DC25-2267	312	64	498.46
DC25-2268	300	66	226.99
DC25-2269	318	64	368.20
DC25-2270	304	61	168.76
DC25-2271	305	60	546.62
DC25-2272	314	70	237.38
DC25-2273	316	64	325.20
DC25-2274	303	57	257.70
DC25-2276	314	74	479.13

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2025 Donlin Gold Significant Assay Intervals

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC25-2231	ACMA	26.06	35.30	9.24	2.12
DC25-2231		97.88	103.99	6.11	5.12
DC25-2231		118.60	145.69	27.09	3.21
DC25-2231		155.87	181.71	25.84	3.88
DC25-2231		197.01	213.07	16.06	3.87
DC25-2231		TOTAL		84.34	3.56
DC25-2232	ACMA	73.52	78.73	5.21	5.63
DC25-2232		138.99	149.70	10.71	4.61
DC25-2232		154.22	164.50	10.28	2.01
DC25-2232		179.90	199.36	19.46	6.80
including		189.62	197.44	7.82	11.62
DC25-2232		203.83	207.46	3.63	1.43
DC25-2232		239.67	243.43	3.76	1.71
DC25-2232		247.70	252.93	5.23	5.91
DC25-2232		TOTAL		58.28	4.70

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC25-2234	ACMA	70.46	77.90	7.44	4.75
DC25-2234		117.13	120.45	3.32	6.05
DC25-2234		132.09	166.60	34.51	5.14
including		144.85	148.93	4.08	10.18
DC25-2234		180.92	184.33	3.41	2.36
DC25-2234		232.05	241.86	9.81	4.15
DC25-2234		TOTAL		58.49	4.82
DC25-2235	ACMA	17.05	21.13	4.08	2.20
DC25-2235		97.47	105.96	8.49	1.60
DC25-2235		116.13	143.05	26.92	3.22
DC25-2235		148.65	162.44	13.79	2.21
DC25-2235		167.23	173.43	6.20	4.78
DC25-2235		192.27	220.88	28.61	2.72
DC25-2235		TOTAL		88.09	2.81
DC25-2236	ACMA	93.34	96.55	3.21	9.19
DC25-2236		108.62	134.57	25.95	2.57
DC25-2236		149.38	153.87	4.49	10.44
DC25-2236		200.95	208.70	7.75	2.62
DC25-2236		TOTAL		41.40	3.95
DC25-2237	ACMA	30.19	55.51	25.32	4.18
DC25-2237		67.95	74.55	6.60	3.31
DC25-2237		105.44	114.30	8.86	3.63
DC25-2237		125.50	153.60	28.10	4.56
DC25-2237		194.66	198.60	3.94	3.74
DC25-2237		218.69	228.12	9.43	1.64
DC25-2237		TOTAL		82.25	3.87
DC25-2238	ACMA	110.07	114.00	3.93	2.85
DC25-2238		123.18	126.98	3.80	2.50
DC25-2238		132.45	139.14	6.69	2.12
DC25-2238		177.32	187.60	10.28	2.77
DC25-2238		TOTAL		24.70	2.56
DC25-2239	ACMA	33.72	44.72	11.00	5.33
DC25-2239		116.38	147.47	31.09	5.05
DC25-2239		158.63	161.83	3.20	1.19
DC25-2239		172.49	179.74	7.25	3.56
DC25-2239		200.04	209.18	9.14	3.84
DC25-2239		215.20	243.54	28.34	1.29
DC25-2239		TOTAL		90.02	3.52
DC25-2241	ACMA	29.67	33.96	4.29	5.22
DC25-2241		114.64	143.70	29.06	6.13
including		136.40	142.39	5.99	21.33

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC25-2241		150.60	154.24	3.64	10.79
DC25-2241		160.28	175.59	15.31	3.81
DC25-2241		193.41	220.46	27.05	2.30
DC25-2241		TOTAL		79.35	4.54
DC25-2242	ACMA	23.50	41.29	17.79	3.80
DC25-2242		46.29	61.36	15.07	4.84
DC25-2242		97.60	108.51	10.91	6.38
DC25-2242		128.23	136.46	8.23	2.61
DC25-2242		229.96	239.71	9.75	1.76
DC25-2242		TOTAL		61.75	4.03
DC25-2243	ACMA	93.60	108.26	14.66	3.80
DC25-2243		125.70	136.95	11.25	2.10
DC25-2243		147.79	158.90	11.11	1.66
DC25-2243		167.25	172.54	5.29	2.29
DC25-2243		187.05	198.17	11.12	1.79
DC25-2243		202.45	212.53	10.08	2.93
DC25-2243		219.15	228.99	9.84	1.11
DC25-2243		TOTAL		73.35	2.32
DC25-2244	ACMA	75.56	80.31	4.75	12.97
DC25-2244		111.82	120.96	9.14	2.35
DC25-2244		135.83	144.67	8.84	7.99
DC25-2244		157.34	161.17	3.83	1.91
DC25-2244		191.35	195.09	3.74	7.65
DC25-2244		216.09	226.03	9.94	3.25
DC25-2244		251.20	262.06	10.86	5.02
DC25-2244		TOTAL		51.10	5.41
DC25-2245	ACMA	12.20	27.39	15.19	4.99
DC25-2245		99.54	102.56	3.02	4.16
DC25-2245		107.23	129.66	22.43	5.35
DC25-2245		137.20	144.00	6.80	1.14
DC25-2245		152.77	162.52	9.75	2.92
DC25-2245		186.03	197.93	11.90	2.65
DC25-2245		204.35	211.50	7.15	2.82
DC25-2245		TOTAL		76.24	3.89
DC25-2246	ACMA	70.92	81.33	10.41	2.77
DC25-2246		131.18	151.15	19.97	4.66
DC25-2246		187.45	199.20	11.75	3.78
DC25-2246		206.96	211.70	4.74	1.14
DC25-2246		TOTAL		46.87	3.67
DC25-2247	ACMA	6.31	12.81	6.50	1.13
DC25-2247		87.90	124.85	36.95	5.33

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
including		89.64	98.91	9.27	11.00
DC25-2247		133.21	140.60	7.39	4.41
DC25-2247		156.72	161.78	5.06	1.75
DC25-2247		177.69	182.00	4.31	1.34
DC25-2247		187.32	208.70	21.38	3.21
DC25-2247		TOTAL		81.59	3.92
DC25-2248	ACMA	71.75	75.23	3.48	4.47
DC25-2248		104.37	117.35	12.98	2.75
DC25-2248		126.87	154.86	27.99	3.70
DC25-2248		167.50	193.61	26.11	3.39
DC25-2248		231.65	241.02	9.37	6.23
DC25-2248		TOTAL		79.93	3.77
DC25-2249	ACMA	25.09	31.50	6.41	3.96
DC25-2249		95.28	104.67	9.39	2.87
DC25-2249		125.57	138.48	12.91	8.08
DC25-2249		152.15	171.45	19.30	5.35
including		152.15	159.56	7.41	11.10
DC25-2249		187.72	195.46	7.74	3.09
DC25-2249		199.97	223.29	23.32	1.06
DC25-2249		TOTAL		79.07	3.90
DC25-2250	ACMA	82.70	90.58	7.88	4.12
DC25-2250		134.13	159.18	25.05	5.44
including		152.58	156.17	3.59	12.57
DC25-2250		168.40	184.94	16.54	1.54
DC25-2250		194.30	204.31	10.01	3.82
DC25-2250		346.93	355.54	8.61	5.91
DC25-2250		379.78	386.36	6.58	2.29
DC25-2250		391.73	403.72	11.99	1.81
DC25-2250		434.65	439.22	4.57	3.48
DC25-2250		501.05	506.75	5.70	3.11
DC25-2250		TOTAL		96.93	3.65
DC25-2251	ACMA	21.29	38.40	17.11	4.66
DC25-2251		67.18	73.15	5.97	1.31
DC25-2251		90.07	102.30	12.23	5.16
DC25-2251		116.10	127.05	10.95	3.97
DC25-2251		143.29	150.13	6.84	2.60
DC25-2251		211.50	218.02	6.52	6.60
DC25-2251		TOTAL		59.62	4.28
DC25-2252	Divide	41.25	49.26	8.01	2.39
DC25-2252		290.24	296.61	6.37	2.80
DC25-2252		305.60	357.50	51.90	3.77

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC25-2252		433.05	436.26	3.21	1.11
DC25-2252		TOTAL		69.49	3.40
DC25-2253	ACMA	64.42	73.16	8.74	2.58
DC25-2253		93.53	96.68	3.15	1.70
DC25-2253		177.55	195.05	17.50	2.47
DC25-2253		211.23	224.73	13.50	4.25
DC25-2253		230.91	244.73	13.82	1.11
DC25-2253		293.43	298.67	5.24	3.71
DC25-2253		304.91	308.13	3.22	1.73
DC25-2253		315.01	321.38	6.37	10.29
DC25-2253		330.91	347.24	16.33	6.57
including		340.19	344.71	4.52	14.02
DC25-2253		430.70	437.65	6.95	2.24
DC25-2253		493.86	499.15	5.29	3.01
DC25-2253		TOTAL		100.11	3.73
DC25-2254	Divide	328.64	333.62	4.98	1.60
DC25-2254		360.44	368.50	8.06	1.60
DC25-2254		TOTAL		13.04	1.60
DC25-2255	Divide	427.48	432.21	4.73	3.72
DC25-2255		TOTAL		4.73	3.72
DC25-2256	ACMA	146.95	155.32	8.37	1.60
DC25-2256		193.35	198.77	5.42	1.76
DC25-2256		473.30	487.10	13.80	2.28
DC25-2256		502.37	516.26	13.89	4.21
including		504.62	507.75	3.13	12.57
DC25-2256		541.29	546.04	4.75	7.28
DC25-2256		TOTAL		42.60	3.44
DC25-2257	Divide	329.23	338.56	9.33	1.49
DC25-2257		393.34	402.46	9.12	8.32
DC25-2257		TOTAL		18.45	4.87
DC25-2258	Lewis	106.98	111.89	4.91	2.26
DC25-2258		327.14	336.60	9.46	2.04
DC25-2258		396.10	399.17	3.07	5.55
DC25-2258		525.34	532.69	7.35	23.49
DC25-2258		TOTAL		24.79	8.88
DC25-2259	Divide	85.50	94.83	9.33	2.23
DC25-2259		TOTAL		9.33	2.23
DC25-2260	Divide	46.94	66.13	19.19	2.50
DC25-2260		71.41	88.08	16.67	3.32
DC25-2260		109.64	112.93	3.29	2.20
DC25-2260		129.00	138.69	9.69	2.450

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC25-2260		TOTAL		48.84	2.75

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization due to drilling at a low angle relative to the interpreted mineralization controls. True width of intercepts has been estimated based on the latest geological model and it is subject to refinement as additional data becomes available. Except where specifically disclosed, the true width of intercepts is unknown at this stage. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Assays from DC25-2231, DC25-2232, DC25-2234 through DC25-2239, and DC25-2041 through DC25-2251 represent holes from the East ACMA grid infill drilling. Assays from DC25-2252 through DC25-2274 and DC25-2276 represent holes from the in-pit exploration drilling. DC25-2233 was redrilled as DC25-2235 and DC25-2240 was redrilled as DC25-2241, both due to deviation outside of acceptable limits. Assay data are not yet available from 0 m to 315.38 m in DC25- 2255, 121.76 m to 241.37 m in DC25-2258, 154.11 m to 466.04 m in DC25-2259, 154.94 m to 429.77 m in DC25-2260, and all of holes DC25-2261 through DC25-2274 and DC25-2276.

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